ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued payroll and related costs	$ 20,662	$ 21,082
Accrued vacation	6,639	6,647
Accrual for minimum wage increase		508
Labor union contribution	2,089	2,197
Severance accrual for Procheck termination		7,728
Deferred revenue	1,652	2,001
Other	3,991	2,510
Total accrued expenses and other current liabilities	$ 35,033	$ 42,673